Summary of Significant Accounting Policies - Cash, cash equivalents and restricted cash (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2022 CNY (¥)
Summary of Significant Accounting Policies
Cash and cash equivalents	¥ 11,274,094	$ 1,612,174	¥ 19,328,920
Restricted cash	14,745,975	2,108,646	8,320,728
Long-term restricted cash	88,325	12,630	97,720
Total	¥ 26,108,394	$ 3,733,450	¥ 27,747,368	$ 3,967,821	¥ 38,621,507	¥ 23,155,293